UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/11/2005

First Data Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6200 South Quebec Street
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices, Including Zip Code)

(303) 967-8000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On August 11, 2005, the Superior Court for the State of California for the County of Los Angeles entered an order granting final approval to the settlement in the class action suit known as Wayne Leasing Corp., et al. v. Wells Fargo Bank, N.A., et al. In the second and third quarter of 2004, the Company established a reserve for the anticipated cost to settle this suit and does not anticipate any impact on the Company's future financial results as a result of the settlement.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

First Data Corporation

Date: August 15, 2005.	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary